UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Midway Ln. Smyrna Tennessee	37167
(Address of Principal Executive Offices)	(Zip Code)

(914) 461-1276

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market
Rights to Purchase Series D Junior Participating Preferred Stock	--	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On November 15, 2022, Steel Partners Holdings L.P., a Delaware limited partnership (“Parent”) terminated the Agreement and Plan of Merger, dated as of June 12, 2022 (the “Merger Agreement”), by and among Parent, Steel Connect, Inc., a Delaware corporation (the “Company”) and SP Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Parties”). The Merger Agreement was terminated following the 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) at which the proposal to adopt the Merger Agreement was (a) approved by the affirmative vote of the holders of (i) a majority of the outstanding shares of Series C Preferred Stock, par value $0.01 per share, of the Company (“Series C Preferred Stock”) and (ii) a majority in voting power of the issued and outstanding shares of common stock (“Common Stock”) and Series C Preferred Stock (voting on an as converted to shares of Common Stock basis), voting together as a single class, but (b) not approved by a majority of the outstanding shares of Common Stock not owned, directly or indirectly, by the Parent Parties, any other officers or directors of the Company or any other person having any equity interest in, or any right to acquire any equity interest in, Merger Sub or any person of which Merger Sub is a direct or indirect subsidiary as required under the Merger Agreement.

As a result of the termination of the Merger Agreement, the Voting and Support Agreement, dated as of June 12, 2022, by and among the Company, Parent, Handy & Harman Ltd., WHX CS Corp., Steel Partners, Ltd., SPH Group LLC, SPH Group Holdings LLC, Steel Partners Holdings GP Inc., Steel Excel Inc., Warren G. Lichtenstein and Jack L. Howard., automatically terminated pursuant to its terms.

The foregoing description of the terms of the Merger Agreement is not complete and is qualified in its entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on June 13, 2022.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 15, 2022, the Company reconvened the Annual Meeting, originally scheduled to be held virtually on September 30, 2022, adjourned to October 14, 2022 and further adjourned to October 28, 2022 and November 15, 2022.

At the close of business on August 19, 2022, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 60,529,558 outstanding shares of the Common Stock entitled to one vote per share, and 35,000 shares of Series C Preferred Stock entitled to 510.204085714 votes per share (voting as an aggregate of 17,857,143 shares of Common Stock on an as converted basis), for an aggregate of 78,386,701 voting interests of shares of Common Stock (on an as converted basis), constituting all of the outstanding voting securities of the Company.

The total number of shares of Common Stock that voted in person or by proxy at the Annual Meeting was 53,332,713 representing approximately 88.1% of the 60,529,558 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. All shares of the Preferred Stock (voting as an aggregate of 17,857,143 shares of Common Stock on an as-converted basis) voted in person or by proxy at the Annual Meeting. Together, the Common Stock and the Preferred Stock that voted at the Meeting represented 71,189,856 voting interests of shares of Common Stock (on an as converted basis), representing approximately 90.8% of the 78,386,701 total voting interests of shares of Common Stock outstanding and entitled to vote at the Annual Meeting (on an as converted basis), and which constituted a quorum for the transaction of business.

The results of the stockholder vote on each proposal brought before the meeting were as follows:

Proposal No. 1—The Merger Proposal.

The Merger Proposal was not approved by the affirmative vote of holders of a majority of the outstanding shares of Common Stock not owned, directly or indirectly, by the Parent Parties, any other officers or directors of the Company or any other person having any equity interest in, or any right to acquire any equity interest in, Merger Sub or any person of which Merger Sub is a direct or indirect subsidiary as required under the Merger Agreement.

The proposal to adopt the Merger Agreement received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,719,344	13,783,970	37,508	6,649,034

Proposal No. 2—The Amendment Proposal. The proposal to amend the Company’s Restated Certificate of Incorporation to clarify that the merger and the transactions contemplated by the merger do not constitute a “Liquidation Event” under the Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock of the Corporation filed with the Secretary of State of the State of Delaware on December 15, 2017 was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,745,103	13,707,969	87,750	6,649,034

Under the Merger Agreement, the completion of the merger was conditioned on approval of the Merger Proposal and the Amendment Proposal. While the Amendment Proposal was approved, the Merger Proposal was not approved and therefore the merger will not be completed. As described in Item 1.02 above, Parent has terminated the Merger Agreement.

Proposal No. 3—The Election Proposal. Each of Warren G. Lichtenstein and Glen M. Kassan has been elected to hold office until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, as a result of the following vote:

Name	Votes For	Votes Withheld	Broker Non-Votes
Warren G. Lichtenstein	50,867,115	13,673,707	6,649,034
Glen M. Kassan	50,724,069	13,816,753	6,649,034

Proposal No. 4—The Say-on-Pay Proposal. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,262,214	12,846,510	432,098	6,649,034

Proposal No. 5—The Auditor Ratification Proposal. The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved by the following vote:

Votes For	Votes Against	Abstentions
62,872,363	7,801,018	516,475

Proposal No. 6—The Adjournment Proposal. The proposal to adjourn of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s stockholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve adoption of the Merger Agreement was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,237,876	9,501,605	801,341	6,649,034

Item 8.01. Other Events

On November 15, 2022, the Company issued a press release announcing the termination of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steel Connect, Inc.

	By:	/s/ Jason Wong
	Name:	Jason Wong
	Title:	Chief Financial Officer
Date: November 15, 2022

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